UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 21, 2007
Bluegreen Corporation
(Exact Name of Registrant as Specified in Charter)

Massachusetts (State or other Jurisdiction of Incorporation)	0-19292 (Commission File Number)	03-0300793 (IRS Employer Identification Number)

4960 Conference Way North, Suite 100, Boca Raton, Florida (Address of Principal Executive Offices)	33431 (Zip Code)

(Registrant’s telephone number, including area code):	(561) 912-8000
Not applicable

(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     Item 3.03 below is incorporated herein by reference.
     Reference is hereby made to the Current Report on Form 8-K filed by Bluegreen Corporation (the “Company”) with the Securities and Exchange Commission on October 18, 2006, relating to the Stipulation and Order (the “Stipulation”), dated as of October 16, 2006, by and between the Company and its directors and David A. Siegel, David A. Siegel Revocable Trust, and Central Florida Investments (together, the “Siegel Shareholders”). Such Current Report on Form 8-K is hereby incorporated by reference herein.
     The Company and the Siegel Shareholders have executed an amendment to the Stipulation (the “Stipulation Amendment”). The Stipulation previously provided that the Siegel Shareholders were obligated to divesting a specified portion of their shares of common stock, par value $.01, of the Company (the “Common Stock”) by October 16, 2007, and all of their Common Stock by October 16, 2008. The Stipulation Amendment provides that these deadlines be extended to (1) October 16, 2007, with respect to the sale (after October 16, 2006) of 1,112,000 shares of Common Stock beneficially owned by the Siegel Shareholders, (2) October 16, 2008, with respect to the sale (after October 16, 2007) of 4,260,198 shares of Common Stock beneficially owned by the Siegel Shareholders, and (3) October 16, 2009, with respect to the sale (after October 16, 2008) of all of the remaining shares of Common Stock beneficially owned by the Siegel Shareholders.
     The foregoing description is qualified in its entirety by reference to the Stipulation and the Stipulation Amendment, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Item 3.03	Material Modification to Rights of Security Holders.
     Reference is hereby made to the Registration Statement on Form 8-A filed by the Company with the Securities and Exchange Commission on August 2, 2006, and the amendment thereto filed on October 18, 2006, in each case relating to the Rights Agreement by and between the Company and Mellon Shareholder Services LLC, as Rights Agent (the “Rights Agent”), dated as of July 27, 2006 (the “Initial Rights Agreement”), and amended as of October 16, 2006 (as amended, the “Rights Agreement”). Such Registration Statement on Form 8-A, as amended, is hereby incorporated by reference herein.
     The Company and Rights Agent have executed a second amendment to the Rights Agreement (the “Rights Agreement Amendment”). The Rights Agreement previously provided that, subject to certain exceptions, the beneficial ownership of 15% or more of the outstanding Common Stock would cause the acquiror of such Common Stock to become an Acquiring Person, as defined in the Rights Agreement. The Rights Agreement Amendment reduces this 15% threshold to 10%.
     The Rights Agreement Amendment also provides that the Siegel Shareholders can avoid becoming Acquiring Persons by complying with the new divestiture deadlines set forth in the Stipulation Amendment.

     The foregoing description is qualified in its entirety by reference to the Initial Rights Agreement, the first amendment thereto, and the Rights Agreement Amendment, copies of which are attached hereto as Exhibits 4.1, 99.3, and 99.4, respectively, and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(C)	Exhibits.	The following exhibits are filed as part of this report:

	4.1	Rights Agreement, dated as of July 27, 2006, between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent (incorporated herein by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 2, 2006).

	99.1	Stipulation and Order, dated as of October 16, 2006, by and between Bluegreen Corporation and its directors and David A. Siegel, David A. Siegel Revocable Trust, and Central Florida Investments (incorporated herein by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 18, 2006).

	99.2	Amendment to Stipulation and Order, dated as of May 21, 2007, by and between Bluegreen Corporation and its directors and David A. Siegel, David A. Siegel Revocable Trust, and Central Florida Investments.

	99.3	Amendment to Rights Agreement, dated as of October 16, 2006, by and between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent (incorporated herein by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 18, 2006).

	99.4	Second Amendment to Rights Agreement, dated as of May 21, 2007, by and between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2007	BLUEGREEN CORPORATION
	By:	/s/ John M. Maloney, Jr.
		Name:	John M. Maloney, Jr.
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Rights Agreement, dated as of July 27, 2006, between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent (incorporated herein by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 2, 2006).

99.1	Stipulation and Order, dated as of October 16, 2006, by and between Bluegreen Corporation and its directors and David A. Siegel, David A. Siegel Revocable Trust, and Central Florida Investments (incorporated herein by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 18, 2006).

99.2	Amendment to Stipulation and Order, dated as of May 21, 2007, by and between Bluegreen Corporation and its directors and David A. Siegel, David A. Siegel Revocable Trust, and Central Florida Investments.

99.3	Amendment to Rights Agreement, dated as of October 16, 2006, by and between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent (incorporated herein by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 18, 2006).

99.4	Second Amendment to Rights Agreement, dated as of May 21, 2007, by and between Bluegreen Corporation and Mellon Shareholder Services LLC, as Rights Agent.

5